UNITED STATES

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

☑ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GENERAL MILLS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on September 24, 2019.

GENERAL MILLS, INC.		Meeting Information

Meeting Type: Annual
For holders as of: July 26, 2019
Date: September 24, 2019 Time: 8:30 AM CDT
	Location:	Hotel Ivy in Downtown Minneapolis
201 South Eleventh Street
Minneapolis, Minnesota
TO ATTEND ANNUAL MEETING: RSVP AND PRINT YOUR ADMISSION TICKET AT WWW.PROXYVOTE.COM Questions? Please contact us at 1-800-245-5703.
ATTN: INVESTOR RELATIONS 1 GENERAL MILLS BOULEVARD MINNEAPOLIS, MN 55426	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side)

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

   Before You Vote

  How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 10, 2019 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person and Meeting Attendance: To vote at and/or attend the meeting, go to “Request Admission Ticket for Annual Meeting” at www.proxyvote.com. You must have a ticket and may be required to provide valid photo identification to attend the Annual Meeting. If you are a shareholder of record, or hold a legal proxy, you may vote these shares by ballot at the Annual Meeting. Cell phones and other recording devices are strictly prohibited at the Annual Meeting.

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE "FOR" PROPOSALS 1, 2 AND 3.

  1.  Election of Directors

Nominees:

1a) R. Kerry Clark

1b)   David M. Cordani

1c) Roger W. Ferguson Jr.

1d)   Jeffrey L. Harmening

1e) Maria G. Henry

1f)  Elizabeth C. Lempres

1g)   Diane L. Neal

1h)   Steve Odland

1i)  Maria A. Sastre

1j)  Eric D. Sprunk

1k)   Jorge A. Uribe

2.	Advisory Vote on Executive Compensation.

3.	Ratify Appointment of the Independent Registered Public Accounting Firm.